SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                  FORM 8-K



                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):    February 14, 2003
                                                 ----------------------------



                          EAGLE SUPPLY GROUP, INC.
-----------------------------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




        Delaware                       000-25423                 13-3889248
----------------------------     ------------------------      --------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      Incorporation)                                           Identification
                                                                   Number)


122 East 42nd Street, Suite 1618, New York, NY                     10168
----------------------------------------------                 --------------
   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:      (212) 986-6190
                                                   --------------------------

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.


Exhibit No.    Description
-----------    -----------

   99.1 Press Release, dated February 14, 2003, regarding earnings for the quarter ended December 31, 2002, certain business plans and objectives, and consummation of a private placement transaction with the Company's President and Chief Operating Officer.


Item 9.  Regulation FD Disclosure.

     On February 14, 2002, Eagle Supply Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing its earnings for the quarter ended December 31, 2002, certain business plans and objectives, and consummation of a private placement transaction with the Company's President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This press release is furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.


  [Rest of Page Intentionally Blank.  Signature on Following Page.]

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EAGLE SUPPLY GROUP, INC.



Date:  February 18, 2003        By:   /s/Douglas P. Fields
                                   ---------------------------------
                                   Douglas P. Fields
                                   Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
-----------     -----------

   99.1 Press Release, dated February 14, 2003, regarding earnings for the quarter ended December 31, 2002, certain business plans and objectives, and consummation of a private placement transaction with the Company's President and Chief Operating Officer.